                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference into the accompanying
Registration Statement on Form S-8 for SkyWay Communications Holding
Corporation, of our report dated July 18, 2003, relating to the financial statements of Sky Way Aircraft Inc. for the year ended April 30, 2003.

/s/ Pritchett, Siler & Hardy, P.C.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
September 23, 2004